ALLIANCE REAL ESTATE INVESTMENT FUND ANNUAL REPORT

AUGUST 31, 1997

ALLIANCE CAPITAL


LETTER TO SHAREHOLDERS                     ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

September 22, 1997

Dear Shareholder:

We are pleased to provide you with an update on the performance and investment activity of the Alliance Real Estate Investment Fund (the Fund). This report covers the period from inception of the Fund on October 1, 1996 through August 31, 1997 as well as the six month period since our last shareholder report dated February 28, 1997.

INVESTMENT RESULTS
This was an exceptional period for the stock market as a whole with the S&P 500 Stock Index producing total returns of 14.78% and 33.14% for the six and 11 month periods ended August 31, 1997, respectively. Real Estate Equities also did well during these time frames. As the accompanying table shows, the Fund's Class A shares generated returns to shareholders of 9.02% and 32.24% for the six and 11 month periods ended August 31, 1997, based on net asset value. Over both periods of time, the Fund outperformed its benchmark, the National Association of Real Estate Investment Trusts (NAREIT) Equity Index, which produced total returns of 7.73% and 29.23%.


INVESTMENT RESULTS*
Period Ended August 31, 1997
                                                 TOTAL RETURN
                                           -------------------------
                                                          SINCE FUND
                                           6 MONTHS       INCEPTION*
                                           --------       ----------
ALLIANCE REAL ESTATE INVESTMENT FUND
  Class A                                    9.02%          32.24%
  Class B                                    8.68%          31.49%
  Class C                                    8.68%          31.49%

S&P 500 STOCK INDEX                         14.78%          33.14%

NAREIT INDEX                                 7.73%          29.23%


* THE FUND'S INVESTMENT RESULTS REPRESENT CUMULATIVE TOTAL RETURNS AS OF THE FUND'S INCEPTION DATE OF OCTOBER 1, 1996 AND ARE BASED ON THE NET ASSET VALUE OF EACH CLASS OF SHARES AS OF AUGUST 31, 1997. TOTAL RETURNS FOR ADVISOR CLASS SHARES WILL DIFFER DUE TO DIFFERENT EXPENSES ASSOCIATED WITH THAT CLASS. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

   THE FUND'S BENCHMARK NUMBERS REPRESENT RETURNS FOR THE PERIOD NEAREST TO THE MONTH-END OF THE FUND'S INCEPTION DATE, IN THIS CASE SEPTEMBER 30, 1996. THE S&P 500 IS AN UNMANAGED INDEX OF 500 U.S. COMPANIES. THE NATIONAL ASSOCIATION OF REAL ESTATE INVESTMENT TRUSTS EQUITY INDEX (NAREIT) IS A MARKET VALUE WEIGHTED INDEX BASED UPON THE LAST CLOSING PRICE OF THE MONTH FOR TAX-QUALIFIED REITS LISTED ON THE NYSE, AMEX AND THE NASDAQ. AN INVESTOR CANNOT INVEST DIRECTLY IN THESE INDICES. INDEX RETURNS ARE NOT ADJUSTED FOR SALES CHARGES OR OPERATING EXPENSES.


MARKET OVERVIEW
The marketplace for publicly traded real estate companies in the United States is continuing to grow and mature. Real Estate Investment Trusts that own rather than finance properties (equity REITs in the jargon of the market), had a combined equity market capitalization of $61.5 billion when we launched the Fund at the end of September 1996. A scant 11 months later the market capitalization had grown to $104.9 billion. This represents a 70% increase in less than a year. At the same time, the number of equity REITs has grown a mere 3% from 166 to 171. Obviously, the average company has gotten much larger. Not so obviously, the average REIT has gotten far more complex. Furthermore, the twin trends of new issuance and consolidation have given rise to a shift in focus of the whole industry.


1


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

Over the last year the equity market capitalization of the average REIT has grown from $370 million to over $600 million. Increasing size, by itself, is of little value to investors. However, larger REITs do tend to have higher valuations, thereby, affording a competitive advantage in an acquisition oriented investment environment. This advantage accrues to those companies which have the management depth and infrastructure to successfully absorb the increased growth.

The growth in REIT market capitalization has come about through a combination of appreciation and equity issuance. The new shares floated by these companies have mostly gone toward property acquisitions which are additive to company growth. This is a healthy sign for the real estate industry as it fosters a continued balance between supply and demand for leasable space.

We have recently seen a shift in this acquisition activity to include the purchase of whole companies by other companies. We suspect that this trend will increase significantly in the coming years and that we will see strong local companies acquired by larger, national players seeking a foothold in the specific market. We are currently analyzing this trend to determine how it will impact our investment strategy in the future.

INVESTMENT STRATEGY
Your Fund was designed to identify and invest in companies that have optimal exposure to the country's strongest real estate markets and which will most benefit from the significant shifts in real estate financing and ownership which are sweeping across the United States today.

The ongoing involvement of Koll Management Services as a consultant to Alliance provides us with proprietary research and insights into emerging real estate trends in nearly 650 property-specific geographic markets across the country in a timely manner. In August of 1997 CB Commercial Real Estate Group, Inc. acquired Koll Management Services to form one of the world's leading real estate services companies. This change will have no impact on the relationship between what was formerly Koll and Alliance Capital which will continue to maintain the same working arrangement as before. Our capital markets expertise with regard to debt and equity financing for both real estate and companies, as well as our analytical understanding of tenant industry trends, allow us to determine which companies are at the forefront of industry consolidation.

Our investment approach is based on a growth oriented portfolio with specific divergence from our benchmarks with respect to property-type and geographic diversification. We expect the companies in our portfolio to show approximately 13% cash flow growth over the next year compared with about 9% growth for the average real estate company. We remain overweighted in office and full service hotel companies and on the west coast in general. These are the property types and regions which our research suggests have the best appreciation potential over the coming 12 to 24 months.

Although the Fund does not invest directly in real estate, it does invest primarily in securities issued by real estate management companies and does concentrate its investments in the real estate industry. Therefore, an investment in the Fund is subject to certain risks associated with direct ownership of real estate and with the real estate industry in general.

MARKET OUTLOOK AND CONCLUSIONS
Our outlook for real estate overall remains positive. By and large, new construction remains constrained and demand continues to grow. This should allow rental income and occupancy levels to modestly increase over time. We are optimistic that we can deploy the Fund's assets in markets growing faster than average and, hence, produce strong investment results for our shareholders.

In conclusion, we would like to thank you for the confidence you have shown in the Alliance Real Estate Investment Fund. We will continue to do everything we can to justify that confidence by providing you with continued good results.

Sincerely,


John D. Carifa
Chairman and President


Daniel G. Pine
Senior Vice President


2


INVESTMENT OBJECTIVE AND POLICIES          ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

Alliance Real Estate Investment Fund seeks a total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.


INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 1997
CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              32.24%         26.67%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              31.49%         27.49%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
Since Inception*              31.49%         30.49%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


*    Inception: 10/1/96 for all share Classes.


3


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

ALLIANCE REAL ESTATE INVESTMENT FUND
GROWTH OF A $10,000 INVESTMENT
9/30/96* TO 8/31/97

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000

S&P500: $13,313
NAREIT INDEX: $12,923
REAL ESTATE INVESTMENT FUND CLASS A: $12,667

9/30/96  10/31/96  11/30/96  12/31/96  1/31/97  2/28/97
  3/31/97  4/30/97  5/31/97  6/30/97  7/31/97  8/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Real Estate Investment Fund Class A shares (from 9/30/96 to 8/31/97) as compared to the performance of appropriate broad-based indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard &Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The unmanaged NAREIT Index is a market value weighted index, based upon the last closing price of the month for tax-qualified REITs listed on the NYSE, AMEX and the NASDAQ.

When comparing Alliance Real Estate Investment Fund to the indices shown above, you should note that no charges or expenses are reflected in the performance of the indices.


Real Estate Investment Fund
S&P500 Stock Index
NAREIT Index


*    Month-end nearest to Fund's inception date of 10/1/96.


4


TEN LARGEST HOLDINGS
AUGUST 31, 1997                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                                                    PERCENT OF
COMPANY                                           VALUE             NET ASSETS
-------------------------------------------------------------------------------
Starwood Lodging Trust                        $ 13,071,063              4.8%
Glenborough Realty Trust, Inc.                  12,080,250              4.5
Crescent Real Estate Equities Co.               11,732,875              4.4
Excel Realty Trust, Inc.                        11,613,000              4.3
Patriot American Hospitality, Inc.              10,993,125              4.1
Essex Property Trust, Inc.                      10,979,200              4.1
Beacon Properties Corp.                         10,116,000              3.8
Security Capital Industrial Trust                9,534,420              3.5
Spieker Properties, Inc.                         9,445,625              3.5
Storage USA, Inc.                                9,278,625              3.4
                                              $108,844,183             40.4%

MAJOR PORTFOLIO CHANGES
SIX MONTHS ENDED AUGUST 31, 1997
_______________________________________________________________________________

                                                            SHARES*
                                                  -----------------------------
                                                                      HOLDINGS
PURCHASES                                          BOUGHT              8/31/97
-------------------------------------------------------------------------------
Crescent Real Estate Equities Co.                  273,000             371,000
Equity Office Properties Trust                     236,000             236,000
Essex Property Trust, Inc.                         187,100             343,100
Macerich Co.                                       247,000             247,000
Mills Corp.                                        208,000             208,000
Pan Pacific Retail Properties, Inc.                281,000             281,000
Public Storage, Inc.                               174,000             312,000
SL Green Realty Corp.                              281,000             281,000
Spieker Properties, Inc.                           156,000             254,000
Starwood Lodging Trust                             144,000             283,000

                                                                      HOLDINGS
SALES                                               SOLD               8/31/97
-------------------------------------------------------------------------------
Developers Diversified Realty Corp.                112,000                -0-
J.P. Realty, Inc.                                  138,000                -0-
Kilroy Realty Corp.                                 31,500                -0-
Liberty Property Trust                              47,000                -0-
Simon DeBartolo Group, Inc.                         80,000                -0-


*    Adjusted for stock splits.


5


PORTFOLIO OF INVESTMENTS
AUGUST 31, 1997                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

COMPANY                                         SHARES           VALUE
-------------------------------------------------------------------------

COMMON STOCKS-97.4%
REAL ESTATE INVESTMENT TRUSTS-95.2%
APARTMENTS-12.0%
Ambassador Apartments, Inc.                     353,000    $   7,854,250
Avalon Properties, Inc.                         225,000        6,314,063
Bay Apartment Communities, Inc.                 196,000        7,288,750
Essex Property Trust, Inc.                      343,100       10,979,200
                                                             ------------
                                                              32,436,263

DIVERSIFIED-7.8%
Glenborough Realty Trust, Inc.                  468,000       12,080,250
Golf Trust of America, Inc.                      94,000        2,585,000
Pacific Gulf Properties, Inc.                   270,000        6,176,250
                                                             ------------
                                                              20,841,500

HOTELS & RESTAURANTS-16.4%
American General Hospitality Corp.              293,000        7,563,062
FelCor Suite Hotels, Inc.                       103,000        3,914,000
Innkeepers USA Trust                            562,000        8,570,500
Patriot American Hospitality, Inc.              451,000       10,993,125
Starwood Lodging Trust                          283,000       13,071,063
                                                             ------------
                                                              44,111,750

OFFICE-16.2%
Arden Realty Group, Inc.                        286,000        8,258,250
Beacon Properties Corp.                         281,000       10,116,000
Crescent Real Estate Equities Co.               371,000       11,732,875
Equity Office Properties Trust                  236,000        6,888,250
SL Green Realty Corp.                           281,000        6,691,313
                                                             ------------
                                                              43,686,688


OFFICE - INDUSTRIAL MIX-17.0%
Alexandria Real Estate Equities, Inc.           201,000        5,263,687
Brandywine Realty Trust                         402,000        8,592,750
Duke Realty Investments, Inc.                   284,000        5,946,250
Highwoods Properties, Inc.                      232,000        7,540,000
Reckson Associates Realty Corp.                 372,000        8,974,500
Spieker Properties, Inc.                        254,000        9,445,625
                                                             ------------
                                                              45,762,812

REGIONAL MALLS-4.6%
Macerich Co.                                    247,000        6,838,813
Mills Corp.                                     208,000        5,512,000
                                                             ------------
                                                              12,350,813

SHOPPING CENTERS-8.6%
Excel Realty Trust, Inc.                        392,000       11,613,000
IRT Property Co.                                491,000        5,953,375
Pan Pacific Retail Properties, Inc.             281,000        5,637,562
                                                             ------------
                                                              23,203,937

STORAGE-6.7%
Public Storage, Inc.                            312,000        8,755,500
Storage USA, Inc.                               227,000        9,278,625
                                                             ------------
                                                              18,034,125

WAREHOUSE & INDUSTRIAL-5.9%
Meridian Industrial Trust, Inc.                 282,000        6,450,750
Security Capital Industrial Trust               451,000        9,527,375
Security Capital Industrial Trust,
  rights, expiring 9/09/97 (a)                  451,000            7,045
                                                             ------------
                                                           $  15,985,170


6


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                         (000)           VALUE
-------------------------------------------------------------------------

REAL ESTATE DEVELOPMENT & MANAGEMENT-2.2%
Crescent Operating, Inc. (a)                     33,900    $     546,637
Rouse Co.                                       185,000        5,434,375
                                                             ------------
                                                               5,981,012

Total Common Stocks (cost $242,064,816)                      262,394,070

COMMERCIAL PAPER-2.7%
American Express Credit Corp.
  5.52%, 9/03/97                                 $1,700        1,699,479
Ford Motor Credit Corp.
  5.52%, 9/08/97                                  1,000          998,926
Ford Motor Credit Corp.
  5.55%, 9/05/97                                  2,100        2,098,705
Prudential Funding
  5.54%, 9/02/97                                  2,580        2,579,603
Total Commercial Paper
  (amortized cost $7,376,713)                                  7,376,713

TOTAL INVESTMENTS-100.1%
  (cost $249,441,529)                                        269,770,783
Other assets less liabilities-(0.1%)                            (298,910)

NET ASSETS-100%                                            $ 269,471,873


(a)  Non-income producing security.
     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $249,441,529)        $ 269,770,783
  Cash                                                                  86,979
  Receivable for capital stock sold                                  3,326,754
  Dividends receivable                                                 662,635
  Receivable for investment securities sold                            631,575
  Deferred organizational expenses                                     248,805
  Total assets                                                     274,727,531

LIABILITIES
  Payable for investment securities purchased                        4,215,369
  Payable for capital stock redeemed                                   396,597
  Advisory fee payable                                                 197,465
  Distribution fee payable                                             195,688
  Accrued expenses                                                     250,539
  Total liabilities                                                  5,255,658

NET ASSETS                                                       $ 269,471,873

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     210,677
  Additional paid-in capital                                       247,645,095
  Accumulated net realized gain on investment transactions           1,286,847
  Net unrealized appreciation of investments                        20,329,254
                                                                 $ 269,471,873

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($37,637,744 / 2,940,235 shares of capital stock
    issued and outstanding)                                             $12.80
  Sales charge--4.25% of public offering price                             .57
  Maximum offering price                                                $13.37

  CLASS B SHARES
  Net asset value and offering price per share
    ($186,802,168 / 14,606,441 shares of capital stock
    issued and outstanding)                                             $12.79

  CLASS C SHARES
  Net asset value and offering price per share
    ($42,718,693 / 3,340,549 shares of capital stock
    issued and outstanding)                                             $12.79

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price per share
    ($2,313,268 / 180,483 shares of capital stock issued
    and outstanding)                                                    $12.82


See notes to financial statements.


8


STATEMENT OF OPERATIONS
OCTOBER 1, 1996* TO AUGUST 31, 1997        ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends                                         $ 5,105,828
  Interest                                              281,759    $ 5,387,587

EXPENSES
  Advisory fee                                        1,077,321
  Distribution fee - Class A                             55,210
  Distribution fee - Class B                            824,611
  Distribution fee - Class C                            176,603
  Transfer agency                                       151,006
  Administrative                                        116,415
  Registration                                          100,879
  Custodian                                              89,097
  Audit and legal                                        80,624
  Amortization of organization expenses                  55,945
  Printing                                               44,638
  Directors' fees                                        36,000
  Miscellaneous                                           4,182
  Total expenses                                      2,812,531
  Less: expenses waived and reimbursed
    by Adviser (see Note B)                             (31,750)
  Less: expense offset arrangement (see Note B)          (7,402)
  Net expenses                                                       2,773,379
  Net investment income                                              2,614,208

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment transactions                       1,286,847
  Net unrealized appreciation of investments                        20,329,254
  Net gain on investments                                           21,616,101

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $24,230,309


*    Commencement of operations.
     See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

                                                             OCTOBER 1, 1996(A)
                                                                     TO
                                                              AUGUST 31, 1997
                                                             ------------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income                                       $   2,614,208
  Net realized gain on investment transactions                    1,286,847
  Net unrealized appreciation of investments                     20,329,254
  Net increase in net assets from operations                     24,230,309

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                        (501,561)
    Class B                                                      (1,712,066)
    Class C                                                        (364,420)
    Advisor Class                                                   (36,161)
  Tax Return of capital (see Note A)
    Class A                                                        (136,668)
    Class B                                                        (649,850)
    Class C                                                        (130,319)
    Advisor Class                                                    (2,718)

CAPITAL STOCK TRANSACTIONS
  Net increase                                                  248,675,027
  Total increase                                                269,371,573

NET ASSETS
  Beginning of period                                               100,300
  End of period                                               $ 269,471,873


(a)  Commencement of operations.

     See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 1997                            ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Real Estate Investment Fund, Inc. (the "Fund") was incorporated in the state of Maryland on July 15, 1996 as a diversified, open-end management investment company. Prior to commencement of operations on October 1, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on August 22, 1996. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered solely to investors participating in fee based programs. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the regular close of the New York Stock Exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the closing bid and asked price. Securities for which current market quotations are not readily available (including investments which are subject to limitations as to their resale) are valued at their fair value as determined in good faith by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. ORGANIZATION EXPENSES
Organization costs of $304,750 have been deferred and are being amortized on a straight-line basis through October, 2001.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at August 31, 1997 and the reported amounts of revenues and expenses during the period. Actual results could differ from those amounts.

Significant estimates made include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions can not be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)  ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

6. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisory Class shares have no distribution fees.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to the estimated tax return of capital distributions as discussed in Note A5, resulted in a net decrease in distributions in excess of net investment income and a corresponding decrease to additional paid-in capital. This reclassification had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a monthly fee equal to the annualized rate of .90% of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the period ended August 31, 1997, the Adviser voluntarily agreed to waive a portion of its fees for such services in the amount of $31,750.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $87,636 for the period ended August 31, 1997.

In addition, for the year ended August 31, 1997, Fund expenses were reduced by $7,402 under an expense offset arrangement with Alliance Fund Services. Transfer agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $60,942 from the sale of Class A shares and $412, $106,463 and $9,336 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the period ended August 31, 1997.

Brokerage commissions paid for the period ended August 31, 1997 on securities transactions amounted to $526,476, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ") nor to DLJ directly, an affiliate of the Adviser.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $6,726,437 and $366,120, for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement there is no provision for recovery of unreimbursed distribution costs incurred by


12


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, (excluding short-term investments and U.S. Government or government agency obligations) aggregated $267,163,976 and $24,839,694, respectively, for the period ended August 31, 1997. There were no purchases or sales of U.S. Government or government agency obligations for the year ended August 31, 1996. At August 31, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $20,965,454 and gross unrealized depreciation of investments was $636,200 resulting in net unrealized appreciation of $20,329,254.


NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                                 SHARES            AMOUNT
                                             ---------------  -----------------
                                             OCT. 1, 1996(A)   OCT. 1, 1996(A)
                                                   TO                TO
                                              AUG. 31, 1997     AUG. 31, 1997
                                             ---------------  -----------------
CLASS A
Shares sold                                     3,343,396       $  39,083,265
Shares issued in reinvestment of dividends         31,254             372,824
Shares converted from Class B                      21,667             260,423
Shares redeemed                                  (456,092)         (5,480,852)
Net increase                                    2,940,225       $  34,235,660

CLASS B
Shares sold                                    15,390,867       $ 182,254,693
Shares issued in reinvestment of dividends         88,493           1,059,667
Shares converted to Class A                       (21,686)           (260,423)
Shares redeemed                                  (851,243)        (10,405,233)
Net increase                                   14,606,431       $ 172,648,704

CLASS C
Shares sold                                     3,538,401       $  42,219,026
Shares issued in reinvestment of dividends         13,053             156,346
Shares redeemed                                  (210,915)         (2,552,750)
Net increase                                    3,340,539       $  39,822,622

ADVISOR CLASS
Shares sold                                       198,970       $   2,322,671
Shares issued in reinvestment of dividends          3,112              37,140
Shares redeemed                                   (31,599)           (391,770)
Net increase                                      170,483          $1,968,041


(a)  Commencement of operations.


13


FINANCIAL HIGHLIGHTS                       ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT THE PERIOD

                                                                       ADVISOR
                                          CLASS A   CLASSB   CLASS C    CLASS
                                         --------  --------  --------  --------
                                          OCT. 1,   OCT. 1,   OCT. 1,   OCT. 1,
                                          1996(A)   1996(A)   1996(A)   1996(A)
                                            TO        TO        TO        TO
                                         AUG. 31,  AUG. 31,  AUG. 31,  AUG. 31,
                                           1997      1997      1997      1997
                                         --------  --------  --------  --------

Net asset value, beginning of period      $10.00    $10.00    $10.00    $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (b)                    .30       .23       .23       .35
Net realized and unrealized gain
  on investments                            2.88      2.89      2.89      2.88
Net increase in net asset value
  from operations                           3.18      3.12      3.12      3.23

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income        (.30)     (.24)     (.25)     (.38)
Tax return of capital                       (.08)     (.09)     (.08)     (.03)
Total dividends and distributions           (.38)     (.33)     (.33)     (.41)
Net asset value, end of period            $12.80    $12.79    $12.79    $12.82

TOTAL RETURN
Total investment return based on
  net asset value (c)                      32.24%    31.49%    31.49%    32.72%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                        $37,638  $186,802   $42,719    $2,313
Ratio to average net assets of:
  Expenses net of waivers/
    reimbursements(d)(e)                    1.77%     2.44%     2.43%     1.45%
  Expenses before waivers/
    reimbursements(d)                       1.79%     2.45%     2.45%     1.47%
  Net investment income(d)                  2.73%     2.08%     2.06%     3.07%
Portfolio turnover rate                       20%       20%       20%       20%
Average commission rate                   $.0518    $.0518    $.0518    $.0518


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e) Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended August 31, 1997, the ratios of expenses net of waivers/reimbursements and expense offsets would have been 1.77%, 2.43%, 2.42% and 1.44% for Class A, B, C and Advisor Class shares respectively.


14


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                       ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE REAL ESTATE INVESTMENT FUND, INC.

We have audited the accompanying statement of assets and liabilities of Alliance Real Estate Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of August 31, 1997, and the related statements of operations and changes in net assets and financial highlights for the period from October 1, 1996 (commencement of operations) to August 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Real Estate Investment Fund, Inc. at August 31, 1997, and the results of its operations, changes in its net assets and the financial highlights for the period from October 1, 1996 to August 31, 1997, in conformity with generally accepted accounting principles.


New York, New York
October 7, 1997


15


                                           ALLIANCE REAL ESTATE INVESTMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
HOWARD E. HASSLER (1)
JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
DANIEL G. PINE, SENIOR VICE PRESIDENT
THOMAS BARDONG, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
EDMUND P. BERGAN JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
VINCENT S. NOTO, CONTROLLER

CUSTODIAN
THE BANK OF NEW YORK
48 Wall Street
New York, NY 10286

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


16


THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio


17


ALLIANCE REAL ESTATE INVESTMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

REIAR